UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2017

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events	3
SIGNATURES	6

Item 8.01.	Other Events.

As used herein, “MetLife,” the “Company,” “we,” “our” and “us” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.

Consolidated Company Outlook – Near-Term Guidance

Our strategy is founded on the principle of One MetLife, where digital and simplified are the key enablers of our four strategic cornerstones: (i) optimizing value and risk by focusing on our businesses with higher internal rates of return, lower capital intensity, and maximum cash generation, (ii) driving operational excellence, by transforming into a high-performance operating company with a competitive cost structure, (iii) enabling our distribution channels to drive efficiency and productivity through digitalization and improved customer persistency, and (iv) undertaking a targeted approach to find the right solutions for the right customers through differentiated customer value propositions. This enterprise strategy will enhance our ability to focus on the right markets, build clear differentiators, and continue to make the right investments to deliver shareholder value.

We expect our results to be less sensitive to interest rates as we continue to position ourselves into less volatile and fee-based businesses. Assuming interest rates follow the observable forward yield curves as of September 29, 2017, we expect the average ratio of free cash flow to operating earnings over the two-year period of 2018 and 2019 to be 65% to 75%, dependent upon a 10-year U.S. Treasury rate between 1.5% and 4.0%. For 2017, we expect our ratio of free cash flow to operating earnings to be within that range. We believe that free cash flow is a key determinant of dividends and share repurchases.

In addition, over time, we continue to target an operating return on equity, excluding accumulated other comprehensive income other than foreign currency translation adjustments, of 800 to 900 basis points above the risk-free rate as measured by the 10-year U.S. Treasury rate. Over the longer-term, we believe this can rise to 1,000 basis points as the impact of business growth compounds and our expense initiative takes hold. These targets reflect our unit cost improvement program and the related initiative to invest $1.0 billion by 2020 to generate $800 million pre-tax run rate annual savings, net of stranded overhead.

Our enterprise strategy remains to return excess capital to common shareholders through dividends and share repurchases. As previously announced, the Board of Directors approved an additional $2.0 billion authorization for MetLife, Inc. to repurchase its common stock in 2018. Further, we also announced our intent to divest our retained Brighthouse Financial, Inc. (“Brighthouse”) common stock through an exchange offer for MetLife, Inc. common stock during 2018, subject to market conditions and regulatory approval. In 2018, our baseline capital management plan would see us return close to $5.0 billion to common shareholders through common stock dividends, common share repurchases, and the anticipated Brighthouse common stock exchange offer. Any shares of MetLife, Inc. common stock that MetLife, Inc. receives in the Brighthouse common stock exchange offer would be in addition to other share repurchase authorizations. Common stock repurchases and exchange offers are dependent upon several factors, which could include the necessary approval of our Board of Directors, our capital position, liquidity, financial strength and credit ratings, general market conditions, the market price of the related common stock compared to management’s assessment of the stock’s underlying value and applicable regulatory approvals, as well as other legal and accounting factors.

We expect to have cash commitments of between $2.0 billion and $3.0 billion over the two-year period of 2017 and 2018 relating to liability management transactions, which could include the repayment of certain debt maturities. In addition, we plan to maintain a liquidity buffer of $3.0 to $4.0 billion of liquid assets at the holding companies.

When making these and other projections, we must rely on the accuracy of our assumptions about future economic and business conditions, which can be affected by known and unknown risks and other uncertainties. See “Forward-Looking Statements” below for a description of these risks and uncertainties.

Further, MetLife has been in the retirement business for many decades. As practices have evolved, we are improving the process used to locate a small subset of our total group annuitant population of approximately 600,000 that have moved jobs, relocated, or otherwise can no longer be reached via the information provided for them. We currently believe the portion of the subset that is most impacted is less than 5% of our total group annuitant population and they tend to be smaller size cases with average benefits of less than $150 per month.

We are making our process more robust to include a wider set of search techniques and better utilize available technology. Taking these actions would result in strengthening reserves, which in the period recorded may be material to our results of operations and is not reflected in the outlook presented herein. We do not have an estimate at this point but we plan to provide further disclosure on our fourth quarter earnings call and in our annual report on Form 10-K for the year ended December 31, 2017.

Forward-Looking Statements and Other Financial Information

This disclosure may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. These factors include: (1) difficult conditions in the global capital markets; (2) increased volatility and disruption of the global capital and credit markets, which may affect our ability to meet liquidity needs and access capital, including through our credit facilities, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets, including assets supporting risks ceded to certain of our captive reinsurers or hedging arrangements associated with those risks; (3) exposure to global financial and capital market risks, including as a result of the United Kingdom’s notice of withdrawal from the European Union, other disruption in Europe and possible withdrawal of one or more countries from the Euro zone; (4) impact on us of comprehensive financial services regulation reform, including potential regulation of MetLife, Inc. as a non-bank systemically important financial institution, or otherwise; (5) numerous rulemaking initiatives required or permitted by the Dodd-Frank Wall Street Reform and Consumer Protection Act which may impact how we conduct our business, including those compelling the liquidation of certain financial institutions; (6) regulatory, legislative or tax changes relating to our insurance, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (7) adverse results or other consequences from litigation, arbitration or regulatory investigations; (8) unanticipated or adverse developments that could adversely affect our achieving expected operational or other benefits from the separation of Brighthouse Financial, Inc. and it subsidiaries (“Brighthouse”); (9) our equity market exposure to Brighthouse Financial, Inc. following the separation of Brighthouse; (10) liabilities, losses or indemnification obligations arising from our transitional services, investment management or tax arrangements or other agreements with Brighthouse; (11) failure of the separation of Brighthouse to qualify for intended tax-free treatment; (12) our ability to address difficulties, unforeseen liabilities, asset impairments, or rating agency actions arising from (a) business acquisitions and integrating and managing the growth of such acquired businesses, (b) dispositions of businesses via sale, initial public offering, spin-off or otherwise, including failure to achieve projected operational benefit from such transactions and any restrictions, liabilities, losses or indemnification obligations arising from any transitional services or tax arrangements related to the separation of any business, or from the failure of such a separation to qualify for any intended tax-free treatment, (c) entry into joint ventures, or (d) legal entity reorganizations; (13) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (14) investment losses and defaults, and changes to investment valuations; (15) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (16) impairments of goodwill and realized losses or market value impairments to illiquid assets; (17) defaults on our mortgage loans; (18) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (19) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (20) downgrades in our claims paying ability, financial strength or credit ratings; (21) a deterioration in the experience of the closed block established in connection with the reorganization of Metropolitan Life Insurance Company; (22) availability and effectiveness of reinsurance, hedging or indemnification arrangements, as well as any default or failure of counterparties to perform; (23) differences between actual claims experience and underwriting and reserving assumptions; (24) ineffectiveness of risk management policies and procedures; (25) catastrophe losses; (26) increasing cost and limited market capacity for statutory life insurance reserve financings; (27) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, and for personnel; (28) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and any adjustment for nonperformance risk; (29) legal, regulatory and other restrictions affecting MetLife, Inc.’s ability to pay dividends and repurchase common stock; (30) MetLife, Inc.’s and its subsidiary holding companies’ primary reliance, as holding companies, on dividends from subsidiaries to meet free cash flow targets and debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (31) the possibility that MetLife, Inc.’s Board of Directors may influence the outcome of stockholder votes through the voting provisions of the MetLife Policyholder Trust; (32) changes in accounting standards, practices and/or policies; (33) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (34) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (35) difficulties in marketing and distributing products through our distribution channels; (36) provisions of laws and our incorporation documents may delay, deter or prevent takeovers and corporate combinations involving MetLife; (37) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on the value of our investment portfolio, our disaster recovery systems, cyber- or other information security systems and management continuity planning; (38) any failure to protect the confidentiality of client information; (39) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; and (40) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission.

MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the U.S. Securities and Exchange Commission. Further, in this disclosure, MetLife, Inc. presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of the business. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Jeannette N. Pina
Name: Jeannette N. Pina
Title: Vice President and Secretary

Date: December 15, 2017

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